UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2016

Fairway Group Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35880	20-5942788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2284 12th Avenue

New York, New York 10027
(Address of Principal Executive Offices)

(646) 616-8000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

As previously announced, on May 2, 2016, Fairway Group Holdings Corp. (the “Company”) and all of its subsidiaries (other than Fairway Lake Grove LLC) filed a voluntary pre-packaged plan for reorganization (the “Plan”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) in the proceeding titled In re Fairway Group Holdings Corp. et al.  Also as previously announced, on May 2, 2016, the Company filed with the Bankruptcy Court the proposed Plan and related disclosure statement (the “Disclosure Statement”) in accordance with the Bankruptcy Code. The Plan and the Disclosure Statement were attached as Exhibits 99.2 and 99.4, respectively, to the Company’s Current Report on Form 8-K filed May 4, 2016, which Form 8-K contains a summary of the Plan.

On June 8, 2016, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan (as amended). A copy of the Plan (as amended) is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  A copy of the Confirmation Order is attached hereto as Exhibit 2.2 and is incorporated herein by reference.  The Plan provides that it will become effective (the “Effective Date”) upon the completion of certain conditions precedent.

Item 3.03  Material Modification to Rights of Security Holders.

Pursuant to the Plan, on the Effective Date, all existing equity securities issued by the Company will be cancelled.  Each holder of an existing equity interest shall neither receive nor retain any property or interest in property on account of such equity interest. As a result of the cancellation of the existing equity securities issued by the Company, there will no longer be a trading market for the Company’s Class A common stock and the Company will cease to file periodic reports with the Securities and Exchange Commission.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Plan, on the Effective Date: (i) Mr. Edward C. Arditte, the Company’s co-president and chief financial officer, will cease to serve in those capacities and Mr. Dennis Stogsdill, the Company’s chief restructuring officer, will become acting chief financial officer of the Company and (ii) each of Messrs. Michael Barr, Howard Glickberg, Stephen Key, Robert Magnus, Charles Santoro and Farid Suleman, the Company’s current directors, will cease to be directors of the Company.

Item 9.01  Financial Statements and Exhibits.

Exhibits

2.1	Plan of Reorganization (as amended)
2.2	Confirmation Order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fairway Group Holdings Corp.

June 10, 2016	By:	/s/ Dennis Stogsdill
	Name:	Dennis Stogsdill
	Title:	Chief Restructuring Officer

Exhibit Index

Exhibit No.	Description
2.1	Plan of Reorganization (as amended)
2.2	Confirmation Order